Cincinnati Bell Reports Third Quarter 2012 Results

•	Third quarter Adjusted EBITDA increases $3 million year-over-year, excluding $6 million of mark-to-market charges from a 53 percent third quarter increase in stock price

•	CyrusOne third quarter revenue increases 20 percent and Adjusted EBITDA increases 19 percent year-over-year

•	CyrusOne receives favorable private letter ruling regarding qualification as a real estate investment trust

•	Fioptics passes 15,000 new homes during the third quarter and subscribers increase 34 percent year-over-year

CINCINNATI - October 29, 2012 - Cincinnati Bell Inc. (NYSE:CBB) today announced financial results for the third quarter of 2012. For the quarter, revenue was $368 million, comparable to the third quarter of 2011. Net income of $4 million in the quarter resulted in diluted earnings per share of 1 cent compared to 7 cents in the third quarter of 2011, due primarily to $6 million of mark-to-market charges on compensation plans associated with a 53 percent increase in the company's stock price during the third quarter of 2012 and an $8 million gain in 2011 on the sale of the company's home security business. Adjusted earnings before interest, taxes, depreciation and amortization1 (Adjusted EBITDA) for the third quarter were $130 million, down from $133 million generated in the same period of 2011, as a result of the mark-to-market charges partially offset by growth in CyrusOne Adjusted EBITDA.

“Cincinnati Bell delivered strong financial results again this quarter, building on its performance from the first half of 2012,” said Jack Cassidy, president and chief executive officer. “During the third quarter, the company achieved its highest stock price in almost five years, up 88 percent since the beginning of the year.”

Highlights

•
Wireline revenue for the quarter was $182 million, comparable to $183 million in the third quarter of 2011, while Adjusted EBITDA of $84 million was down from $87 million generated in the third quarter of 2011 as a result of access line losses. Fioptics entertainment subscribers increased 34 percent year-over-year to 51,000, which represents 28 percent of the total 184,000 units passed with Fioptics at quarter-end.

•	Wireless generated revenue of $60 million and Adjusted EBITDA of $21 million during the quarter, translating into a strong Adjusted EBITDA margin[2] of 35 percent.

•	For the quarter, CyrusOne revenue of $57 million increased by 20 percent compared to the third quarter of 2011, and its Adjusted EBITDA increased by 19 percent to $30 million, resulting in an

Adjusted EBITDA margin of 52 percent. At the end of the quarter, the segment had 896,000 square feet of data center capacity, and utilization was 78 percent.

•	The company received a favorable outcome on its private letter ruling request with the Internal Revenue Service regarding CyrusOne's qualification as a real estate investment trust.

Financial and Operations Review
“The company's strong third quarter results were led by CyrusOne's 20 percent increase in revenue and 19 percent increase in Adjusted EBITDA compared to 2011,” said Kurt Freyberger, chief financial officer. “We were also happy to receive a favorable outcome on our private letter ruling request regarding CyrusOne's qualification as a REIT, which continues our progress toward an IPO of this company.”

Wireline Segment
Wireline revenue of $182 million during the quarter was comparable to $183 million in the third quarter of 2011, as the growth of the company's entertainment, data and VoIP product lines continue to offset the impact of access line losses. Operating income in the quarter decreased to $51 million from $65 million in the third quarter of 2011, driven primarily by the $8 million gain from the 2011 sale of the home security business and the impact of access line losses. Adjusted EBITDA in the quarter was $84 million compared to $87 million in the third quarter of 2011, and the segment's Adjusted EBITDA margin was 46 percent.

During the quarter, the company expanded its Fioptics network to pass 15,000 additional homes and businesses, ending the quarter with a total of 184,000 units passed. The segment added 5,000 new Fioptics entertainment and high-speed internet subscribers during the quarter, increasing the total number of such subscribers to 51,000 and 52,000, respectively, at the end of the quarter. Total high-speed internet subscribers at quarter-end increased to 260,000, up from 257,000 at the end of the second quarter in 2012, as the increase in Fioptics subscribers was partially offset by a decrease in DSL high-speed internet subscribers.

Wireless Segment
Wireless revenue for the quarter was $60 million, down from $68 million in the third quarter of 2011 due to subscriber losses. Despite falling revenue, continued focus on cost reduction during the quarter provided operating income of $13 million, up from $12 million in the third quarter of 2011, while Adjusted EBITDA of $21 million was also up from $20 million in the third quarter of 2011. As a result, the segment generated a strong Adjusted EBITDA margin of 35 percent during the quarter.

Total wireless subscribers at the end of the quarter decreased to 416,000 from 472,000 at the end of the third quarter in 2011. Wireless ended the quarter with a total of 126,000 smartphone subscribers, up from 120,000 at the end of the third quarter in 2011. Postpaid smartphone subscribers at quarter-end represented 38 percent of the total postpaid subscribers, up from 32 percent at the end of the third quarter in 2011.

Data Center Colocation Segment
CyrusOne revenue in the quarter grew to $57 million, an increase of $10 million or 20 percent compared to the third quarter in 2011, while the segment's operating income of $11 million was comparable to the same period in 2011. Adjusted EBITDA in the quarter was $30 million, an increase of 19 percent compared to the third quarter in 2011. During the quarter, the company completed construction on 95,000 square feet of new data center space in Dallas, San Antonio, and Houston, increasing capacity to 896,000 square feet. CyrusOne sold 11,000 square feet of new space in the third quarter, resulting in quarter-end utilization of 78 percent. The segment's Adjusted EBITDA margin in the third quarter of 52 percent was comparable to 53 percent in both the third quarter of 2011 and the second quarter in 2012.

IT Services and Hardware Segment
Revenue was $78 million in the quarter compared to $79 million in the third quarter of 2011, while Adjusted EBITDA and Adjusted EBITDA margin were both comparable to the same period in 2011 at $6 million and 8 percent, respectively.

2012 Outlook
Cincinnati Bell reaffirms its financial guidance for 2012:

Category	2012 Guidance
Revenue	$1.5 billion
Adjusted EBITDA	Approx. $530 million*

*Plus or minus 2 percent

Conference Call/Webcast
Cincinnati Bell will host a conference call on October 30, 2012 at 10:00 a.m. (ET) to discuss its results for the third quarter of 2012. A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com. The conference call dial-in number is (866) 780-1235. Callers located outside of the U.S. and Canada may dial (816) 581-1572. A taped replay of the conference call will be available one hour after the conclusion of the call until 10:00 a.m. on Tuesday November 13, 2012. For U.S. callers, the replay will be available at (888) 203-1112. For callers outside of the U.S. and Canada, the replay will be available at (719) 457-0820. The replay reference number is 6953549. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Use of Non-GAAP Financial Measures
This press release contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, free cash flow, net income excluding special items, and net debt. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com.

1Adjusted EBITDA provides a useful measure of operational performance. The company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, restructuring charges, asset impairments, components of pension and other retirement plan costs related to interest costs, asset returns, and amortization of actuarial gains and losses, and other special items.

2Adjusted EBITDA margin provides a useful measure of operational performance. The company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Adjusted EBITDA margin should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt, debt issuance costs, the repurchase of common stock, and the proceeds from the sale or the use of funds from the purchase of business operations, including transaction costs. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents.

Net income excluding special items in total and per share provides a useful measure of operating performance. Net income excluding special items should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with net income excluding special items as defined by other companies.

Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell (NYSE: CBB) provides integrated communications solutions - including local, long distance, data, Internet, entertainment and wireless services - that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, Cincinnati Bell provides best-in-class data center colocation services to its enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, London and Singapore. Complementing the colocation products, Cincinnati Bell also offers complex information technology solutions like managed services and technology staffing. For more information, visit www.cincinnatibell.com.

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended				Nine Months Ended
	September 30,		Change		September 30,		Change
	2012	2011	$	%	2012	2011	$	%

Revenue	$368.2	$368.8	$(0.6)	0%	$1,099.2	$1,097.1	$2.1	0%

Costs and expenses
Cost of services and products	172.3	174.6	(2.3)	(1)%	509.8	502.8	7.0	1%
Selling, general and administrative	72.2	66.5	5.7	9%	199.6	197.7	1.9	1%
Depreciation and amortization	55.4	49.1	6.3	13%	160.2	146.3	13.9	10%
Restructuring charges	0.9	—	0.9	n/m	3.0	—	3.0	n/m
Gain on sale or disposal of assets	(0.6)	(8.4)	7.8	93%	(0.6)	(8.4)	7.8	93%
Curtailment loss	—	—	—	n/m	—	4.2	(4.2)	n/m
Transaction costs	1.7	0.7	1.0	n/m	1.7	2.6	(0.9)	(35)%
Asset impairments	0.3	—	0.3	n/m	13.3	1.6	11.7	n/m

Operating income	66.0	86.3	(20.3)	(24)%	212.2	250.3	(38.1)	(15)%

Interest expense	55.2	53.3	1.9	4%	163.3	161.2	2.1	1%
Other expense, net	0.1	—	0.1	n/m	1.6	—	1.6	n/m

Income before income taxes	10.7	33.0	(22.3)	(68)%	47.3	89.1	(41.8)	(47)%
Income tax expense	6.8	15.4	(8.6)	(56)%	26.3	40.1	(13.8)	(34)%

Net income	3.9	17.6	(13.7)	(78)%	21.0	49.0	(28.0)	(57)%

Preferred stock dividends	2.6	2.6	—	0%	7.8	7.8	—	0%

Net income applicable to common shareowners	$1.3	$15.0	$(13.7)	(91)%	$13.2	$41.2	$(28.0)	(68)%

Basic earnings per common share	$0.01	$0.08			$0.07	$0.21
Diluted earnings per common share	$0.01	$0.07			$0.07	$0.21

Weighted average common shares outstanding
(in millions)
- Basic	196.4	196.5			195.8	197.4
- Diluted	205.6	200.6			203.0	200.4

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended
	September 30,	June 30,	Change
	2012	2012	$	%

Revenue	$368.2	$368.2	$—	0%

Costs and expenses
Cost of services and products	172.3	171.7	0.6	0%
Selling, general and administrative	72.2	63.4	8.8	14%
Depreciation and amortization	55.4	53.7	1.7	3%
Restructuring charges	0.9	1.2	(0.3)	(25)%
Gain on sale or disposal of assets	(0.6)	—	(0.6)	n/m
Transaction costs	1.7	—	1.7	n/m
Asset impairments	0.3	13.0	(12.7)	(98)%

Operating income	66.0	65.2	0.8	1%

Interest expense	55.2	53.7	1.5	3%
Other expense, net	0.1	—	0.1	n/m

Income before income taxes	10.7	11.5	(0.8)	(7)%
Income tax expense	6.8	7.0	(0.2)	(3)%

Net income	3.9	4.5	(0.6)	(13)%

Preferred stock dividends	2.6	2.6	—	0%

Net income applicable to common shareowners	$1.3	$1.9	$(0.6)	(32)%

Basic and diluted earnings per common share	$0.01	$0.01

Weighted average common shares outstanding
(in millions)
- Basic	196.4	195.8
- Diluted	205.6	201.7

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended				Nine Months Ended
	September 30,		Change		September 30,		Change
	2012	2011	$	%	2012	2011	$	%
Wireline
Revenue
Voice - local service	$63.0	$69.1	$(6.1)	(9)%	$193.7	$214.1	$(20.4)	(10)%
Data	77.2	73.5	3.7	5%	229.4	217.3	12.1	6%
Long distance and VoIP	28.1	28.0	0.1	0%	86.1	83.3	2.8	3%
Entertainment	9.5	7.0	2.5	36%	25.6	19.4	6.2	32%
Other	4.5	5.1	(0.6)	(12)%	13.6	17.7	(4.1)	(23)%

Total revenue	182.3	182.7	(0.4)	0%	548.4	551.8	(3.4)	(1)%

Operating costs and expenses
Cost of services and products	71.5	68.7	2.8	4%	211.5	202.2	9.3	5%
Selling, general and administrative	32.8	31.6	1.2	4%	94.0	97.0	(3.0)	(3)%
Depreciation and amortization	26.6	25.6	1.0	4%	78.9	76.1	2.8	4%
Other*	0.5	(8.4)	8.9	106%	1.2	(3.7)	4.9	132%

Total operating costs and expenses	131.4	117.5	13.9	12%	385.6	371.6	14.0	4%

Operating income	$50.9	$65.2	$(14.3)	(22)%	$162.8	$180.2	$(17.4)	(10)%

Wireless
Revenue
Service	$55.0	$62.3	$(7.3)	(12)%	$171.7	$192.0	$(20.3)	(11)%
Equipment	4.5	5.8	(1.3)	(22)%	13.3	17.2	(3.9)	(23)%

Total revenue	59.5	68.1	(8.6)	(13)%	185.0	209.2	(24.2)	(12)%

Operating costs and expenses
Cost of services and products	27.8	34.2	(6.4)	(19)%	84.7	98.1	(13.4)	(14)%
Selling, general and administrative	11.0	14.3	(3.3)	(23)%	32.3	41.8	(9.5)	(23)%
Depreciation and amortization	8.1	8.0	0.1	1%	24.0	25.1	(1.1)	(4)%
Other*	—	—	—	n/m	0.5	1.1	(0.6)	(55)%

Total operating costs and expenses	46.9	56.5	(9.6)	(17)%	141.5	166.1	(24.6)	(15)%

Operating income	$12.6	$11.6	$1.0	9%	$43.5	$43.1	$0.4	1%

Data Center Colocation
Revenue	$56.7	$47.1	$9.6	20%	$163.3	$135.6	$27.7	20%

Operating costs and expenses
Cost of services	20.0	15.8	4.2	27%	55.1	43.9	11.2	26%
Selling, general and administrative	7.1	6.8	0.3	4%	21.2	17.4	3.8	22%
Depreciation and amortization	18.3	13.2	5.1	39%	50.9	38.2	12.7	33%
Other*	0.1	—	0.1	n/m	13.6	—	13.6	n/m

Total operating costs and expenses	45.5	35.8	9.7	27%	140.8	99.5	41.3	42%

Operating income	$11.2	$11.3	$(0.1)	(1)%	$22.5	$36.1	$(13.6)	(38)%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$49.5	$54.3	$(4.8)	(9)%	$145.0	$156.1	$(11.1)	(7)%
Managed and professional services	28.8	24.6	4.2	17%	83.8	68.8	15.0	22%

Total revenue	78.3	78.9	(0.6)	(1)%	228.8	224.9	3.9	2%

Operating costs and expenses
Cost of services and products	61.3	63.0	(1.7)	(3)%	183.3	180.6	2.7	1%
Selling, general and administrative	10.8	9.7	1.1	11%	32.0	29.0	3.0	10%
Depreciation and amortization	2.4	2.2	0.2	9%	6.3	6.6	(0.3)	(5)%

Total operating costs and expenses	74.5	74.9	(0.4)	(1)%	221.6	216.2	5.4	2%

Operating income	$3.8	$4.0	$(0.2)	(5)%	$7.2	$8.7	$(1.5)	(17)%

	*Other includes restructuring charges, gain on sale or disposal of assets, curtailment loss and asset impairments.

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended
	September 30,	June 30,	Change
	2012	2012	$	%
Wireline
Revenue
Voice - local service	$63.0	$64.7	$(1.7)	(3)%
Data	77.2	76.2	1.0	1%
Long distance and VoIP	28.1	29.1	(1.0)	(3)%
Entertainment	9.5	8.4	1.1	13%
Other	4.5	5.3	(0.8)	(15)%

Total revenue	182.3	183.7	(1.4)	(1)%

Operating costs and expenses
Cost of services and products	71.5	71.2	0.3	0%
Selling, general and administrative	32.8	30.7	2.1	7%
Depreciation and amortization	26.6	26.4	0.2	1%
Other*	0.5	0.7	(0.2)	(29)%

Total operating costs and expenses	131.4	129.0	2.4	2%

Operating income	$50.9	$54.7	$(3.8)	(7)%

Wireless
Revenue
Service	$55.0	$57.6	$(2.6)	(5)%
Equipment	4.5	4.2	0.3	7%

Total revenue	59.5	61.8	(2.3)	(4)%

Operating costs and expenses
Cost of services and products	27.8	27.4	0.4	1%
Selling, general and administrative	11.0	10.6	0.4	4%
Depreciation and amortization	8.1	8.0	0.1	1%
Other*	—	—	—	n/m

Total operating costs and expenses	46.9	46.0	0.9	2%

Operating income	$12.6	$15.8	$(3.2)	(20)%

Data Center Colocation
Revenue	$56.7	$54.0	$2.7	5%

Operating costs and expenses
Cost of services	20.0	17.8	2.2	12%
Selling, general and administrative	7.1	7.6	(0.5)	(7)%
Depreciation and amortization	18.3	17.0	1.3	8%
Other*	0.1	13.5	(13.4)	(99)%

Total operating costs and expenses	45.5	55.9	(10.4)	(19)%

Operating income (loss)	$11.2	$(1.9)	$13.1	n/m

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$49.5	$49.8	$(0.3)	(1)%
Managed and professional services	28.8	27.5	1.3	5%

Total revenue	78.3	77.3	1.0	1%

Operating costs and expenses
Cost of services and products	61.3	63.3	(2.0)	(3)%
Selling, general and administrative	10.8	10.9	(0.1)	(1)%
Depreciation and amortization	2.4	2.3	0.1	4%

Total operating costs and expenses	74.5	76.5	(2.0)	(3)%

Operating income	$3.8	$0.8	$3.0	n/m

	*Other includes restructuring charges, gain on sale or disposal of assets and asset impairments.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended				Nine Months Ended
	September 30,		Change		September 30,		Change
	2012	2011	$	%	2012	2011	$	%
Revenue
Wireline	$182.3	$182.7	$(0.4)	0%	$548.4	$551.8	$(3.4)	(1)%
Wireless	59.5	68.1	(8.6)	(13)%	185.0	209.2	(24.2)	(12)%
Data Center Colocation	56.7	47.1	9.6	20%	163.3	135.6	27.7	20%
IT Services and Hardware	78.3	78.9	(0.6)	(1)%	228.8	224.9	3.9	2%
Eliminations	(8.6)	(8.0)	(0.6)	(8)%	(26.3)	(24.4)	(1.9)	(8)%

Total revenue	$368.2	$368.8	$(0.6)	0%	$1,099.2	$1,097.1	$2.1	0%

Cost of Services and Products
Wireline	$71.5	$68.7	$2.8	4%	$211.5	$202.2	$9.3	5%
Wireless	27.8	34.2	(6.4)	(19)%	84.7	98.1	(13.4)	(14)%
Data Center Colocation	20.0	15.8	4.2	27%	55.1	43.9	11.2	26%
IT Services and Hardware	61.3	63.0	(1.7)	(3)%	183.3	180.6	2.7	1%
Eliminations	(8.3)	(7.1)	(1.2)	(17)%	(24.8)	(22.0)	(2.8)	(13)%

Total cost of services and products	$172.3	$174.6	$(2.3)	(1)%	$509.8	$502.8	$7.0	1%

Selling, General and Administrative
Wireline	$32.8	$31.6	$1.2	4%	$94.0	$97.0	$(3.0)	(3)%
Wireless	11.0	14.3	(3.3)	(23)%	32.3	41.8	(9.5)	(23)%
Data Center Colocation	7.1	6.8	0.3	4%	21.2	17.4	3.8	22%
IT Services and Hardware	10.8	9.7	1.1	11%	32.0	29.0	3.0	10%
Corporate and eliminations	10.5	4.1	6.4	n/m	20.1	12.5	7.6	61%

Total selling, general and administrative	$72.2	$66.5	$5.7	9%	$199.6	$197.7	$1.9	1%

Depreciation and Amortization
Wireline	$26.6	$25.6	$1.0	4%	$78.9	$76.1	$2.8	4%
Wireless	8.1	8.0	0.1	1%	24.0	25.1	(1.1)	(4)%
Data Center Colocation	18.3	13.2	5.1	39%	50.9	38.2	12.7	33%
IT Services and Hardware	2.4	2.2	0.2	9%	6.3	6.6	(0.3)	(5)%
Corporate	—	0.1	(0.1)	n/m	0.1	0.3	(0.2)	(67)%

Total depreciation and amortization	$55.4	$49.1	$6.3	13%	$160.2	$146.3	$13.9	10%

Other*
Wireline	$0.5	$(8.4)	$8.9	106%	$1.2	$(3.7)	$4.9	132%
Wireless	—	—	—	n/m	0.5	1.1	(0.6)	(55)%
Data Center Colocation	0.1	—	0.1	n/m	13.6	—	13.6	n/m
IT Services and Hardware	—	—	—	n/m	—	—	—	n/m
Corporate	1.7	0.7	1.0	n/m	2.1	2.6	(0.5)	(19)%

Total other	$2.3	$(7.7)	$10.0	130%	$17.4	$—	$17.4	n/m

Operating Income
Wireline	$50.9	$65.2	$(14.3)	(22)%	$162.8	$180.2	$(17.4)	(10)%
Wireless	12.6	11.6	1.0	9%	43.5	43.1	0.4	1%
Data Center Colocation	11.2	11.3	(0.1)	(1)%	22.5	36.1	(13.6)	(38)%
IT Services and Hardware	3.8	4.0	(0.2)	(5)%	7.2	8.7	(1.5)	(17)%
Corporate	(12.5)	(5.8)	(6.7)	(116)%	(23.8)	(17.8)	(6.0)	(34)%

Total operating income	$66.0	$86.3	$(20.3)	(24)%	$212.2	$250.3	$(38.1)	(15)%

	*Other includes restructuring charges, gain on sale or disposal of assets, curtailment loss, transaction costs and asset impairments.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended
	September 30,	June 30,	Change
	2012	2012	$	%
Revenue
Wireline	$182.3	$183.7	$(1.4)	(1)%
Wireless	59.5	61.8	(2.3)	(4)%
Data Center Colocation	56.7	54.0	2.7	5%
IT Services and Hardware	78.3	77.3	1.0	1%
Eliminations	(8.6)	(8.6)	—	0%

Total revenue	$368.2	$368.2	$—	0%

Cost of Services and Products
Wireline	$71.5	$71.2	$0.3	0%
Wireless	27.8	27.4	0.4	1%
Data Center Colocation	20.0	17.8	2.2	12%
IT Services and Hardware	61.3	63.3	(2.0)	(3)%
Eliminations	(8.3)	(8.0)	(0.3)	(4)%

Total cost of services and products	$172.3	$171.7	$0.6	0%

Selling, General and Administrative
Wireline	$32.8	$30.7	$2.1	7%
Wireless	11.0	10.6	0.4	4%
Data Center Colocation	7.1	7.6	(0.5)	(7)%
IT Services and Hardware	10.8	10.9	(0.1)	(1)%
Corporate and eliminations	10.5	3.6	6.9	n/m

Total selling, general and administrative	$72.2	$63.4	$8.8	14%

Depreciation and Amortization
Wireline	$26.6	$26.4	$0.2	1%
Wireless	8.1	8.0	0.1	1%
Data Center Colocation	18.3	17.0	1.3	8%
IT Services and Hardware	2.4	2.3	0.1	4%
Corporate	—	—	—	n/m

Total depreciation and amortization	$55.4	$53.7	$1.7	3%

Other*
Wireline	$0.5	$0.7	$(0.2)	(29)%
Wireless	—	—	—	n/m
Data Center Colocation	0.1	13.5	(13.4)	(99)%
IT Services and Hardware	—	—	—	n/m
Corporate	1.7	—	1.7	n/m

Total other	$2.3	$14.2	$(11.9)	(84)%

Operating Income (Loss)
Wireline	$50.9	$54.7	$(3.8)	(7)%
Wireless	12.6	15.8	(3.2)	(20)%
Data Center Colocation	11.2	(1.9)	13.1	n/m
IT Services and Hardware	3.8	0.8	3.0	n/m
Corporate	(12.5)	(4.2)	(8.3)	n/m

Total operating income	$66.0	$65.2	$0.8	1%

	*Other includes restructuring charges, gain on sale or disposal of assets, transaction costs and asset impairments.

Cincinnati Bell Inc.
Segment Metric Information
(Unaudited)
(In thousands)

	September 30,	June 30,	September 30,
	2012	2012	2011

Local access lines	585.8	598.5	635.3

Long distance lines	426.4	433.6	457.8

High-speed internet subscribers
DSL subscribers	207.8	210.5	221.4
Fioptics subscribers	52.3	47.1	37.3

	260.1	257.6	258.7

Fioptics entertainment subscribers	51.1	46.4	38.0

Wireless
Postpaid wireless subscribers	270.7	284.9	322.2
Prepaid wireless subscribers	144.9	145.2	149.6
	415.6	430.1	471.8

Data Center Colocation
Data center capacity (in square feet)	896,000	801,000	736,000
Utilization rate*	78%	85%	86%

*
Data center utilization is calculated by dividing data center square footage that is committed contractually to customers, if built, by total data center square footage. Some data center square footage that is committed contractually may not yet be billed to the customer.

Cincinnati Bell Inc.
Local Access Line Detail
(Unaudited)
(In thousands)

	2010				2011				2012
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Local Access Lines

In-Territory:
Primary Residential	354.1	345.5	336.8	328.9	321.8	313.8	304.8	296.7	288.9	281.7	274.3
Secondary Residential	21.8	20.8	19.3	19.1	18.3	16.3	15.6	14.9	14.2	13.6	13.1
Business/Other	261.9	258.7	256.2	252.5	250.7	248.7	244.4	240.8	238.5	237.5	234.4
Total In-Territory	637.8	625.0	612.3	600.5	590.8	578.8	564.8	552.4	541.6	532.8	521.8

Out-of-Territory:
Primary Residential	32.9	32.5	32.1	31.2	30.4	29.3	27.8	26.7	25.2	24.3	23.3
Secondary Residential	1.1	1.1	1.0	1.0	0.9	0.9	0.9	0.8	0.8	0.8	0.7
Business/Other	39.9	40.4	41.5	41.4	41.5	41.6	41.8	41.4	41.0	40.6	40.0
Total Out-of-Territory	73.9	74.0	74.6	73.6	72.8	71.8	70.5	68.9	67.0	65.7	64.0

Total Access Lines	711.7	699.0	686.9	674.1	663.6	650.6	635.3	621.3	608.6	598.5	585.8

Cincinnati Bell Inc.
Net Debt and Common Shares Outstanding
(Unaudited)
(Dollars and shares in millions)

	September 30,	June 30,	December 31,
	2012	2012	2011

Receivables Facility	$44.0	$19.0	$—
7% Senior Notes due 2015	249.7	250.0	250.4
8 1/4% Senior Notes due 2017	500.0	500.0	500.0
8 3/4% Senior Subordinated Notes due 2018	625.0	625.0	625.0
8 3/8% Senior Notes due 2020	775.0	775.0	775.0
7 1/4% Senior Notes due 2023	40.0	40.0	40.0
Various Cincinnati Bell Telephone notes	207.5	207.5	207.5
Capital leases and other debt	141.5	143.6	144.4
Net unamortized discount	(7.5)	(7.9)	(8.7)

Total debt	2,575.2	2,552.2	2,533.6

Less: Interest rate swap adjustment	(2.2)	(2.4)	(2.9)
Less: Cash and cash equivalents	(7.7)	(4.1)	(73.7)

Net debt (as defined by the company)	$2,565.3	$2,545.7	$2,457.0

Credit facility availability	$210.0	$210.0	$210.0

Common shares outstanding	199.4	197.4	195.7

Cincinnati Bell Inc.
Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)

	Three Months Ended September 30, 2012
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$3.9
Add:
Income tax expense						6.8
Interest expense						55.2
Other expense, net						0.1

Operating Income (GAAP)	$50.9	$12.6	$11.2	$3.8	$(12.5)	$66.0
Add:
Depreciation and amortization	26.6	8.1	18.3	2.4	—	55.4
Restructuring charges	0.9	—	—	—	—	0.9
Gain on sale or disposal of assets	(0.4)	—	(0.2)	—	—	(0.6)
Transaction costs	—	—	—	—	1.7	1.7
Asset impairments	—	—	0.3	—	—	0.3
Pension and other retirement plan expenses	5.8	—	—	—	0.4	6.2

Adjusted EBITDA (Non-GAAP)	$83.8	$20.7	$29.6	$6.2	$(10.4)	$129.9

Adjusted EBITDA Margin	46%	35%	52%	8%	—	35%

	Three Months Ended June 30, 2012
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$4.5
Add:
Income tax expense						7.0
Interest expense						53.7

Operating Income (Loss) (GAAP)	$54.7	$15.8	$(1.9)	$0.8	$(4.2)	$65.2
Add:
Depreciation and amortization	26.4	8.0	17.0	2.3	—	53.7
Restructuring charges	0.7	—	0.5	—	—	1.2
Asset impairments	—	—	13.0	—	—	13.0
Legal claim costs	—	—	0.2	—	—	0.2
Pension and other retirement plan expenses	6.0	—	—	—	0.3	6.3

Adjusted EBITDA (Non-GAAP)	$87.8	$23.8	$28.8	$3.1	$(3.9)	$139.6

Adjusted EBITDA Margin	48%	39%	53%	4%	—	38%

Sequential dollar change in Adjusted EBITDA	$(4.0)	$(3.1)	$0.8	$3.1	$(6.5)	$(9.7)

Sequential percentage change in Adjusted EBITDA	(5)%	(13)%	3%	100%	(167)%	(7)%

	Three Months Ended September 30, 2011
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$17.6
Add:
Income tax expense						15.4
Interest expense						53.3

Operating Income (GAAP)	$65.2	$11.6	$11.3	$4.0	$(5.8)	$86.3
Add:
Depreciation and amortization	25.6	8.0	13.2	2.2	0.1	49.1
Gain on sale of assets	(8.4)	—	—	—	—	(8.4)
Transaction costs	—	—	—	—	0.7	0.7
Legal claim costs	—	—	0.4	—	—	0.4
Pension and other retirement plan expenses	4.8	—	—	—	0.3	5.1

Adjusted EBITDA (Non-GAAP)	$87.2	$19.6	$24.9	$6.2	$(4.7)	$133.2

Adjusted EBITDA Margin	48%	29%	53%	8%	—	36%

Year-over-year dollar change in Adjusted EBITDA	$(3.4)	$1.1	$4.7	$—	$(5.7)	$(3.3)

Year-over-year percentage change in Adjusted EBITDA	(4)%	6%	19%	0%	(121)%	(2)%

Cincinnati Bell Inc.
Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)

	Nine Months Ended September 30, 2012
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$21.0
Add:
Income tax expense						26.3
Interest expense						163.3
Other expense, net						1.6

Operating Income (GAAP)	$162.8	$43.5	$22.5	$7.2	$(23.8)	$212.2
Add:
Depreciation and amortization	78.9	24.0	50.9	6.3	0.1	160.2
Restructuring charges	1.6	0.5	0.5	—	0.4	3.0
Gain on sale or disposal of assets	(0.4)	—	(0.2)	—	—	(0.6)
Transaction costs	—	—	—	—	1.7	1.7
Asset impairments	—	—	13.3	—	—	13.3
Legal claim costs	—	—	0.2	—	—	0.2
Pension and other retirement plan expenses	17.2	—	—	—	1.1	18.3

Adjusted EBITDA (Non-GAAP)	$260.1	$68.0	$87.2	$13.5	$(20.5)	$408.3

Adjusted EBITDA Margin	47%	37%	53%	6%	—	37%

	Nine Months Ended September 30, 2011
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$49.0
Add:
Income tax expense						40.1
Interest expense						161.2

Operating Income (GAAP)	$180.2	$43.1	$36.1	$8.7	$(17.8)	$250.3
Add:
Depreciation and amortization	76.1	25.1	38.2	6.6	0.3	146.3
Gain on sale of assets	(8.4)	—	—	—	—	(8.4)
Transaction costs	—	—	—	—	2.6	2.6
Legal claim costs	—	—	0.4	—	—	0.4
Asset impairments	0.5	1.1	—	—	—	1.6
Pension and other retirement plan expenses	18.9	—	—	—	1.1	20.0

Adjusted EBITDA (Non-GAAP)	$267.3	$69.3	$74.7	$15.3	$(13.8)	$412.8

Adjusted EBITDA Margin	48%	33%	55%	7%	—	38%

Year-over-year dollar change in Adjusted EBITDA	$(7.2)	$(1.3)	$12.5	$(1.8)	$(6.7)	$(4.5)

Year-over-year percentage change in Adjusted EBITDA	(3)%	(2)%	17%	(12)%	(49)%	(1)%

Cincinnati Bell Inc.
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011

Cash provided by operating activities	$63.1	$80.6	$155.0	$198.5

Capital expenditures	(75.5)	(74.5)	(242.9)	(167.0)
Proceeds from sale of assets	0.6	9.8	0.6	9.8
Increase in restricted cash	(11.1)	—	(11.1)	—
Release of restricted cash	0.7	—	0.7	—
Other, net	—	(0.1)	—	(0.3)

Cash used in investing activities	(85.3)	(64.8)	(252.7)	(157.5)

Increase in corporate credit and receivables facilities, net	25.0	—	44.0	0.4
Repayment of debt	(3.3)	(2.8)	(11.3)	(9.0)
Debt issuance costs	—	—	—	(0.8)
Dividends paid on preferred stock	(2.6)	(2.6)	(7.8)	(7.8)
Common stock repurchase	—	(10.0)	(0.3)	(10.0)
Proceeds from exercise of options and warrants	6.6	—	8.1	0.1
Other, net	0.1	0.2	(1.0)	(0.5)

Cash provided by (used in) financing activities	25.8	(15.2)	31.7	(27.6)

Net (decrease) increase in cash and cash equivalents	3.6	0.6	(66.0)	13.4
Cash and cash equivalents at beginning of period	4.1	90.1	73.7	77.3

Cash and cash equivalents at end of period	$7.7	$90.7	$7.7	$90.7

Reconciliation of GAAP Cash Flow to
Free Cash Flow (as defined by the company)
Net (decrease) increase in cash and cash equivalents	$3.6	$0.6	$(66.0)	$13.4
Less adjustments:
Increase in corporate credit and receivables facilities, net	(25.0)	—	(44.0)	(0.4)
Repayment of debt	3.3	2.8	11.3	9.0
Debt issuance costs	—	—	—	0.8
Proceeds from sale of assets, net of expenses	(0.6)	(9.1)	(0.6)	(9.1)
Transaction costs	1.7	0.7	1.7	2.6
Common stock repurchase	—	10.0	0.3	10.0

Free cash flow (as defined by the company)	$(17.0)	$5.0	$(97.3)	$26.3

Income tax payments (refunds)	$0.4	$—	$(0.3)	$(1.3)

Cincinnati Bell Inc.
Free Cash Flow (as defined by the company)
(Unaudited)
(Dollars in millions)

Free Cash Flow for the three months ended September 30, 2011	$5.0

Decrease in Adjusted EBITDA	(3.3)
Increase in capital expenditures	(1.0)
Increase in pension and postretirement payments and contributions	(5.6)
Change in working capital and other	(12.1)

Free Cash Flow for the three months ended September 30, 2012	$(17.0)

Free Cash Flow for the nine months ended September 30, 2011	$26.3

Decrease in Adjusted EBITDA	(4.5)
Increase in capital expenditures	(75.9)
Increase in pension and postretirement payments and contributions	(4.8)
Change in working capital and other	(38.4)

Free Cash Flow for the nine months ended September 30, 2012	$(97.3)

Cincinnati Bell Inc.
Capital Expenditures
(Unaudited)
(Dollars in millions)

	Three Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011

Wireline	$27.8	$26.4	$23.3	$37.4	$27.1
Wireless	4.2	1.9	6.3	7.0	4.9
Data Center Colocation	41.6	52.0	52.8	41.3	41.0
IT Services and Hardware	1.9	2.5	2.2	2.8	1.5
Total capital expenditures	$75.5	$82.8	$84.6	$88.5	$74.5

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			September 30, 2012
		September 30, 2012			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$368.2	$—		$368.2

	Costs and expenses
	Cost of services and products	172.3	—		172.3
	Selling, general and administrative	72.2	—		72.2
	Depreciation and amortization	55.4	—		55.4
	Restructuring charges	0.9	(0.9)	[A]	—
	Gain on sale or disposal of assets	(0.6)	0.6	[B]	—
	Transaction costs	1.7	(1.7)	[C]	—
	Asset impairments	0.3	(0.3)	[D]	—
	Operating income	66.0	2.3		68.3

	Interest expense	55.2	—		55.2
	Other expense, net	0.1	—		0.1

	Income before income taxes	10.7	2.3		13.0
	Income tax expense	6.8	0.9		7.7

	Net income	3.9	1.4		5.3

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$1.3	$1.4		$2.7

	Weighted average diluted common shares	205.6	205.6		205.6

	Diluted earnings per common share*	$0.01	$0.01		$0.01

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Restructuring charges consist of severance and lease abandonments.

B	Gain on sale of data center and wireline equipment.

C	Transaction costs consist of legal and consulting fees incurred in legal entity restructuring.

D	Impairment of intangibles and property recorded to reduce the carrying values of these assets to reflect their estimated fair values.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			September 30, 2011
		September 30, 2011			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$368.8	$—		$368.8

	Costs and expenses
	Cost of services and products	174.6	—		174.6
	Selling, general and administrative	66.5	(0.4)	[A]	66.1
	Depreciation and amortization	49.1	—		49.1
	Gain on sale of assets	(8.4)	8.4	[B]	—
	Transaction costs	0.7	(0.7)	[C]	—
	Operating income	86.3	(7.3)		79.0

	Interest expense	53.3	—		53.3

	Income before income taxes	33.0	(7.3)		25.7
	Income tax expense	15.4	(2.9)		12.5

	Net income	17.6	(4.4)		13.2

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$15.0	$(4.4)		$10.6

	Weighted average diluted common shares	200.6	200.6		200.6

	Diluted earnings per common share	$0.07	$(0.02)		$0.05

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Legal claim costs.

B	Gain on sale of assets sold in connection with the home security monitoring business.

C	Transaction costs consist of legal and professional fees incurred in due diligence.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Nine
		Nine			Months Ended
		Months Ended			September 30, 2012
		September 30, 2012			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$1,099.2	$—		$1,099.2

	Costs and expenses
	Cost of services and products	509.8	—		509.8
	Selling, general and administrative	199.6	(0.2)	[A]	199.4
	Depreciation and amortization	160.2	—		160.2
	Restructuring charges	3.0	(3.0)	[B]	—
	Gain on sale or disposal of assets	(0.6)	0.6	[C]	—
	Transaction costs	1.7	(1.7)	[D]	—
	Asset impairments	13.3	(13.3)	[E]	—
	Operating income	212.2	17.6		229.8

	Interest expense	163.3	—		163.3
	Other expense, net	1.6	(1.4)	[F]	0.2

	Income before income taxes	47.3	19.0		66.3
	Income tax expense	26.3	7.6		33.9

	Net income	21.0	11.4		32.4

	Preferred stock dividends	7.8	—		7.8

	Net income applicable to common shareowners	$13.2	$11.4		$24.6

	Weighted average diluted common shares	203.0	203.0		203.0

	Diluted earnings per common share*	$0.07	$0.06		$0.12

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Costs associated with the investigation and resolution of special legal matters.

B	Restructuring charges consist of severance and lease abandonments.

C	Gain on sale of data center and wireline equipment.

D	Transaction costs consist of legal and consulting fees incurred in legal entity restructuring.

E	Impairment of intangibles and property recorded to reduce the carrying values of these assets to reflect their estimated fair values.

F	Loss on termination of financing obligation.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Nine
		Nine			Months Ended
		Months Ended			September 30, 2011
		September 30, 2011			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$1,097.1	$—		$1,097.1

	Costs and expenses
	Cost of services and products	502.8	—		502.8
	Selling, general and administrative	197.7	(0.4)	[A]	197.3
	Depreciation and amortization	146.3	—		146.3
	Gain on sale of assets	(8.4)	8.4	[B]	—
	Curtailment loss	4.2	(4.2)	[C]	—
	Transaction costs	2.6	(2.6)	[D]	—
	Asset impairments	1.6	(1.6)	[E]	—
	Operating income	250.3	0.4		250.7

	Interest expense	161.2	—		161.2

	Income before income taxes	89.1	0.4		89.5
	Income tax expense	40.1	0.2		40.3

	Net income	49.0	0.2		49.2

	Preferred stock dividends	7.8	—		7.8

	Net income applicable to common shareowners	$41.2	$0.2		$41.4

	Weighted average diluted common shares	200.4	200.4		200.4

	Diluted earnings per common share	$0.21	$0.00		$0.21

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Legal claim costs.

B	Gain on sale of assets sold in connection with the home security monitoring business.

C	Curtailment of bargained pension plan as a result of pension service credits being frozen for the majority of the plan participants.

D	Transaction costs consist of legal and professional fees incurred in due diligence.

E	Impairment recorded to reduce carrying value of property to reflect its estimated fair value.

Cincinnati Bell Inc.
Reconciliation of Operating Income (GAAP) Guidance to Adjusted EBITDA (Non-GAAP) Guidance
(Unaudited)
(Dollars in millions)

2012 Operating Income (GAAP) Guidance	$273

Add:

Depreciation and amortization	215
Other	5
Pension and other retirement plan expenses	24
Asset impairments	13

2012 Adjusted EBITDA (Non-GAAP) Guidance	$530	*

* Plus or minus 2 percent.

CONTACT:

Cincinnati Bell Inc.
Investor / Media contact:
Josh Duckworth, 513-397-2292
Joshua.Duckworth@cinbell.com